RESTRUCTURING COSTS	6 Months Ended
Jun. 30, 2021
Restructuring and Related Activities [Abstract]
RESTRUCTURING COSTS	RESTRUCTURING COSTS
Restructuring costs include expenses associated with the Company’s effort to continually improve operational efficiency and reposition its assets to remain competitive on a national basis. Termination of office lease and other related costs include lease and termination of fixed assets, employee training, relocation and facility costs. These costs are recorded in General and administrative expenses, net in the unaudited condensed consolidated statements of operations.
During the year ended December 31, 2020, the Company entered into negotiations with landlords to terminate lease agreements, for twelve different properties for approximately 62,113 square feet of office space located in Canada and the United States. As of June 30, 2021, a reserve of approximately $3.0 million was recorded; and $1.2 million is accrued for within Accrued expenses and other current liabilities and $1.8 million is accrued for within Other non-current liabilities, on the unaudited condensed consolidated balance sheets.
During the three and six months ended June 30, 2021, the Company recognized a valuation cost reduction to the restructuring lease liability of $0.4 million and $0.1 million, respectively, which primarily consisted of two additional locations added to the reserve representing 7,975 sq. feet.
The change in liability for the restructuring costs for the three and six months ended June 30, 2021 are as follows:

Three Months Ended June 30,
2021
Restructuring Lease Liability

Beginning balance at April 1, 2021	$2,966
Valuation adjustments	432
Lease payments	(487)
Lease accretion	46
Ending balance at June 30, 2021	$2,957

Six Months Ended June 30,
2021
Restructuring Lease Liability

Beginning balance at January 1, 2021	$3,653
Valuation adjustments	81
Lease payments	(870)
Lease accretion	93
Ending balance at June 30, 2021	$2,957